UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2011

Energy XXI (Bermuda) Limited
(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM
1179, Hamilton HM EX, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

On June 8, 2011, Energy XXI (Bermuda) Limited (the “Company”) issued a press release, which announced the closing of an exchange agreement with a holder of the Company’s 5.625% Convertible Perpetual Preferred Stock (the "5.625 Preferred Stock") pursuant to which the Company issued shares of the Company’s common stock in exchange for such holder's shares of the Company's 5.625 Preferred Stock. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Other Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Energy XXI (Bermuda) Limited, dated June 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited
By:	/s/ West Griffin
Name:	West Griffin
Title:	Chief Financial Officer

Date: June 8, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Energy XXI (Bermuda) Limited, dated June 8, 2011.